SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant /X/

Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 240.14a-11(c) or 240.14a-12


                               Tridex Corporation
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ No fee required.
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    and 0-11
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        ________________________________________________________________________
    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________
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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/_/ Fee paid previously with preliminary materials.

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                               Tridex Corporation
                                 61 Wilton Road
                           Westport, Connecticut 06880

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 14, 1997

      Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Tridex Corporation (the "Company"), a Connecticut corporation, will be held on Wednesday, May 14, 1997, at 10:00 am Eastern Daylight Savings Time, at The Inn at Longshore, 260 Compo Road South, Westport, Connecticut for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

      (1) To consider and act upon a proposal to elect five Directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified;

      (2) To consider and act upon a proposal to establish the 1997 Long Term Incentive Plan for employees, officers and directors of the Company.

      (3) To consider and act upon a proposal to establish the Non-employee Directors' Stock Plan.

      (4) To consider and act upon a proposal to ratify the selection of Price Waterhouse LLP, Certified Public Accountants, as independent public accountants of the Company for the year ending December 31, 1997; and

      (5) To receive the reports of Officers (without taking any action thereon) and transact such other business as may legally come before the Meeting.

      Shareholders of record at the close of business on April 1, 1997 are entitled to notice of and to vote at the Meeting. The transfer books will not be closed for the Meeting.

      The Company's Proxy Statement, Form of Proxy and Annual Report for the year ended December 31, 1996 are submitted herewith.

                                    By Order of the Board of Directors,
                                    George T. Crandall
                                    Secretary

Westport, Connecticut
April 16, 1997

                             YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, THE COMPANY REQUESTS THAT YOU FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THAT PURPOSE. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION IS APPRECIATED.

                           (Left Blank Intentionally)

                               Tridex Corporation
                                 61 Wilton Road
                           Westport, Connecticut 06880

                    ----------------------------------------

                       PROXY STATEMENT FOR ANNUAL MEETING
                                 OF SHAREHOLDERS

                    ----------------------------------------

                      SOLICITATION AND REVOCATION OF PROXY

      The following information concerning the enclosed proxy and matters to be acted upon under the authority of such proxy is furnished to shareholders of Tridex Corporation (the "Company") in connection with the solicitation by the Company of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, May 14, 1997.

      Any shareholder who executes and returns the enclosed proxy has the power to revoke the same anytime prior to it being voted.

      The shares represented by the proxy will be voted unless the proxy is mutilated or otherwise received in such form or at such time as to render it not votable. The proxy is in ballot form so that a specification may be made to grant or withhold authority to vote for the election of Directors and to indicate separate approval or disapproval as to each of the other matters presented to shareholders. All of the proposals will be presented by the Board of Directors. The shares represented by the proxy will be voted for the election of each of the Directors named thereon, unless authority to do so is withheld. With respect to each proposal presented to shareholders other than the election of Directors, the shares represented by the proxy will be voted in accordance with the specifications made. Where a choice is not so specified, the shares represented by the proxy will be voted "FOR" the proposals. The Proxy Committee consists of Messrs. Seth M. Lukash, Paul J. Dunphy and Thomas R. Schwarz. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum to transact business at the Annual Meeting. A majority of the votes cast is required for the approval of the proposals to be considered by the shareholders at the Annual Meeting.

      This Proxy Statement is being mailed to shareholders on or about April 16, 1997.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      As of the close of business on April 1, 1997, the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting, there were 5,373,310 shares of common stock issued and outstanding. Each share entitles the holder to cast one vote on each matter submitted for shareholder vote at the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information as to the beneficial ownership of the Company's common stock as of April 1, 1997 for each person who is known by the Company to own beneficially more than five percent of the Company's issued and outstanding common stock, and each person who is, or was, as of December 31, 1996, a Director, a nominee for Director, or an individual named in the Summary Compensation Table, and all Directors and Executive Officers of the Company as a group. The persons named in such table have furnished the information set forth opposite their respective names:

                                            Amount and Nature of   Percent
                                                 Beneficial          of
Name of Beneficial Owner                        Ownership(1)       Class(2)
----------------------------------------   ---------------------   ---------
Management Beneficial Owners
Seth M. Lukash..........................       581,308 (3)          10.7%

Alvin Lukash............................        77,984 (4)           1.4

Graham Y. Tanaka........................        93,566 (5)           1.7

Paul J. Dunphy..........................        42,500                *

C. Alan Peyser..........................         7,500                *

Thomas R. Schwarz.......................         7,500                *

Dennis J. Lewis.........................       122,514               2.3

Hugh T. Burnett.........................         8,500                *

Bart C. Shuldman........................        39,800                *

Richard L. Cote.........................        28,006 (6)            *

All Directors and Executive Officers
  as a group (11 persons)...............       987,376              18.3

Other Beneficial Owners
Jack Silver.............................       270,707 (7)           5.0

----------

(1) Except as otherwise indicated, each of the persons named in the table has sole voting power and sole investment power with respect to the shares set forth opposite his name.

(2)   An asterisk denotes beneficial ownership of less than 1%.

(3) Includes 53,803 shares subject to an option granted to Seth M. Lukash by Alvin Lukash which expires on December 31, 1997. Mr. Lukash's address is care of the Company at 61 Wilton Road, Westport, CT 06880.

(4) Includes (a) 53,803 shares subject to an option granted to Seth M. Lukash by Alvin Lukash which expires on December 31, 1997, and (b) 24,181 shares held of record by Mildred Lukash, the wife of Mr. Lukash. Mr. Lukash's address is care of the Company at 61 Wilton Road, Westport, CT 06880.

(5)   Includes 2,000 shares held of record by Mr. Tanaka's sons.

(6)   Includes 6 shares held of record by Mr. Cote's son.

(7) Based solely upon the Schedule 13D filed by Mr. Silver with the Securities and Exchange Commission on October 1, 1996, (a) Mr. Silver has sole voting power and sole dispositive power with respect to all 270,707 shares and
      (b) 134,007 of such shares are held of record by Mr. Silver directly, 20,000 are held of record by Sherleigh Associates Inc., 50,000 are held of record by Sherleigh Associates Inc. defined benefit pension plan, 34,500 are held of record by Sherleigh Associates Inc. profit sharing plan, and 31,000 are held of record by Shirley Silver, Mr. Silver's wife, as custodian for his children. Mr. Silver's address is 660 Madison Avenue, 15th Floor, New York, NY 10021.

Compliance with Section 16(a).

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers and persons who beneficially own more than 10% of a registered class of the Company's equity securities ("10% Owners") to file with the Securities and Exchange Commission ("SEC") and the NASDAQ National Market System reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, Executive Officers and 10% Owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

      To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, or written representations that no other reports were required for those persons, the Company believes that, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to Directors, Executive Officers and 10% Owners were complied with, except that each of Seth Lukash and Alvin Lukash filed one Form 5 four months late, Seth Lukash filed one Form 4 fourteen days late, Mr. Cote filed one Form 4 six days late and Mr. Shuldman filed one Form 4 eighteen days late.

                              ELECTION OF DIRECTORS

      At the Annual Meeting, five persons are to be elected to hold office as Directors, to serve until the next Annual Meeting or until their successors are duly elected and qualified. In the absence of instructions to the contrary, the persons named in the enclosed form of proxy as members of the Proxy Committee will vote such proxy "FOR" fixing the number of Directors at five and the election of the five nominees named below. Should any of the nominees become unavailable, which is not anticipated, it is intended that proxies will be voted for the election of such other person as the Board of Directors may recommend in place of such nominee.

                                 Seth M. Lukash
                                 Paul J. Dunphy
                                 Dennis J. Lewis
                                Graham Y. Tanaka
                                Thomas R. Schwarz

          INFORMATION CONCERNING NOMINEES FOR ELECTION AS DIRECTORS

      SETH M. LUKASH, 50, has been a senior Executive Officer of the Company since 1977 and has been a Director since 1979. He has served as Chairman of the Board of Directors of the Company since November 1988, Chief Executive Officer since August 1987 and President and Chief Operating Officer since June 1989. Mr. Lukash previously served as President of the Company from September 1983 to August 1988 and as Chief Operating Officer from September 1983 to August 1987. Mr. Lukash is the son of Alvin Lukash, Director Emeritus of the Company.

      PAUL J. DUNPHY, 77, has been a Director of the Company since 1989. Mr. Dunphy has been a management consultant from 1988 until the present. Mr. Dunphy was Chairman of the Board, Chief Executive Officer and President of Towle Manufacturing Company, from 1985 through 1988. Mr. Dunphy was Executive Vice President of Anchor Hocking, a glass and metal manufacturer, from 1970 through 1984. Mr. Dunphy is a Director of Midwest Fabricating Co. and Four Johns Corporation. He also is a member of the Board of Trustees of Mt. Ida College, the President's Advisory Council of Bentley College and the Executive Council for Ohio University.

      GRAHAM Y. TANAKA, 49, has been a Director of the Company since 1988. Mr. Tanaka has been President of Tanaka Capital Management, Inc., an investment management firm, since 1986. From 1980 to 1986, Mr. Tanaka served as Chairman of Milbank, Tanaka & Associates. Mr. Tanaka is a director of TransAct Technologies Incorporated ("TransAct"), a manufacturer of transaction based printers which was a subsidiary of the Company through March 31, 1997. Mr. Tanaka is also a member of the Board of Directors of the Japanese American National Museum.

      THOMAS R. SCHWARZ, 60, has been a Director of the Company since 1995. Mr. Schwarz was Chairman of Grossman's Inc., a retailer of building materials, from 1990 to 1994, when he retired. Mr. Schwarz was President, Chief Operating Officer and a director of Dunkin' Donuts Incorporated, a food service company, from 1980 to 1990. He is the Chairman of the Board of Directors of TransAct and a director of Lebhar-Friedman Publishing Company. Mr. Schwarz was a board member of The Timberland Company, an overseer of WGBH Educational Foundation, Inc. (New England Public Broadcasting), the David Littman Foundation, The Walnut Hill School and co-chairman of the Inner City Scholarship Fund.

      DENNIS J. LEWIS, 42, has been President of Ultimate Technology Corporation ("Ultimate") since its acquisition by the Company in 1993. Prior to the acquisition, Mr. Lewis had served as Ultimate's President, Chief Executive Officer and Director since 1988. Mr. Lewis founded Serv Tech and served as its Chairman and Chief Executive Officer from 1981 to 1983. Mr. Lewis has held senior management positions related to the sales, engineering and service of computer peripherals with Add Electronics, RG Engineering, Naum Brothers and Digital Equipment Corporation.

            INFORMATION CONCERNING NON-DIRECTOR EXECUTIVE OFFICERS

      GEORGE T. CRANDALL, 50, has been Vice President of the Company since September, 1992, Treasurer since 1990 and Corporate Controller since 1989. Prior to joining Tridex in 1988, Mr. Crandall served as an independent consultant at Northeast Manufacturing Companies, Inc. from 1987 until 1988. From 1979 through 1987, Mr. Crandall was Assistant Corporate Controller and Assistant Secretary of Revere Copper and Brass Incorporated.

      HUGH T. BURNETT, 57, was appointed Managing Director of Cash Bases GB Limited ("Cash Bases") simultaneously with its acquisition by the Company in 1994. Prior to the acquisition and since 1991, Mr. Burnett was senior marketing executive with Cash Bases. Previously, he was managing director of Omron Systems UK Ltd. from 1983 to 1991.

      BART C. SHULDMAN, 40, was appointed Chief Executive Officer, President and a Director of TransAct in June 1996. He joined Magnetec Corporation ("Magnetec"), a wholly-owned subsidiary of TransAct, in April 1993 and served as President of Magnetec since August 1993 and President of the combined operations of Magnetec and Ithaca Peripherals since December 1995. Prior to joining Magnetec he held several management positions with Mars Electronics International, a division of Mars Incorporated, from 1989 to 1993. Mostly recently, he was Business Manager for the North American Amusement, Gaming and Lottery operations. From 1979 to 1989 he held manufacturing and sales management positions with General Electric Company.

      RICHARD L. COTE, 55, was appointed Executive Vice President, Chief Financial Officer, Treasurer, and Secretary of TransAct, a subsidiary of the Company until April 1997, in June 1996. He served as Senior Vice President and Chief Financial Officer of Tridex from 1993 until August 1996. Mr. Cote joined Tridex as a Vice President in 1993. From 1991 to 1993, he was a self-employed management consultant.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Prior to 1996, the Company made a personal loan to Seth M. Lukash, Chairman of the Board, President, Chief Executive Officer, Chief Operating Officer and a Director of the Company. During 1996, the highest outstanding balance of the loan to Seth M. Lukash was $125,000. The loan is evidenced by a demand note and bears interest at an annual rate equal to the rate charged by the Company's senior lender on its line of credit. The Company's Board of Directors has agreed to defer payment of the principal balance of the loan until after December 31, 1997. Interest on the loan is paid quarterly. As of April 1, 1997 the principal amount outstanding under the loan was $125,000. On March 14, 1997, the Company accepted a note in the amount of $801,375.00 from Seth M. Lukash in payment of the exercise price of options and warrants. The note is a full recourse note, due June 30, 1998, bearing interest payable quarterly at 6.08% and secured by a pledge of the shares acquired through the exercise of the options and warrants.

      Alvin Lukash and the Company entered into a Retirement Agreement as of December 31, 1995. Pursuant to the agreement, the Company provides Mr. Lukash with a retirement benefit of $100,000 per year until his death or March 31, 2000, whichever shall occur first, a $400 per month automobile allowance, an annual life insurance premium ($15,075 in 1996) and health insurance coverage for Mr. Lukash and his wife under the Company's health insurance plan. During 1996, the Company amended the agreement to provide for a lifetime pension. If a change of control of the Company occurs, the Company will establish a trust and immediately deposit funds with the trustee equal to the present value of the remaining retirement benefit.

      On July 19, 1995, the Board of Directors of the Company appointed Mr. Alvin Lukash to the position of Director Emeritus. In that capacity, Mr. Lukash is entitled to attend and participate in all meetings of the Board of Directors, but he is not entitled to vote as a member of the Board. Mr. Lukash is not compensated for his services as a Director Emeritus, but is reimbursed for expenses incurred to attend Board of Directors meetings.

      The Company and TransAct entered into a Corporate Services Agreement (the "Services Agreement"), under which the Company has provided and will continue to provide certain services, including certain employee benefit administration, human resource and related services, administrative services, risk management, preparation of tax returns, and certain other services to TransAct. The Services Agreement provides for a transition by TransAct to independent corporate administrative and financial staffing. During the term of the Services Agreement, it is expected that TransAct will complete its own corporate staffing to the extent necessary. Designated employees of the Company have been and will continue to be made available for stated percentages of their working time to TransAct through different dates, ending on December 31, 1997. Until March 31,

1997, TransAct made available to the Company the services of Richard L. Cote, former Senior Vice President and Chief Financial Officer of the Company, who now serves TransAct as Executive Vice President, Chief Financial Officer and a Director. TransAct paid the Company approximately $91,000 during the year ended December 31, 1996 for the services of the designated employees and provided reimbursement for accounting, insurance and legal expenses. TransAct anticipates that it will pay approximately $60,000 during 1997 for the services of the Company's designated employees, net of the Company's payments to TransAct. Additional amounts may be paid by TransAct to reimburse the Company for specific services requested by TransAct. Upon the mutual agreement of TransAct and the Company, services may continue to be provided after the dates provided in the Services Agreement.

      TransAct and the Company entered into a Tax Sharing Agreement (the "Tax Agreement") which provides for the terms under which TransAct is to be included in the Company's consolidated federal income tax return. During the period from August 22, 1996, the date of the initial public offering of 1,322,500 shares of the common stock of TransAct, until April 1, 1997, for financial accounting purposes, TransAct has computed for 1996 and will compute for the applicable portion of 1997 its income tax expense or benefit as if it filed separate returns using those elements of income and expense as reported in TransAct's financial statements. To the extent that TransAct incurred losses or realized tax credits curing 1996, TransAct paid to Tridex the amount of any tax reduction realized by utilization those losses or credits in its consolidated income tax return. In addition, at the time of the utilizing of any existing tax attributes, TransAct paid the Company the tax benefit obtained by utilizing such tax attributes. Any tax deficiencies or refunds resulting from amending prior year tax returns or examinations by the taxing authorities were the responsibility of or inured to the benefit of TransAct to the extent they related to TransAct or its predecessor entities. For the year ended December 31, 1996, TransAct paid to the Company $527,000 under the Tax Agreement.

      The Printer Supply Agreement (the "Printer Agreement"), which has an initial term expiring on December 31, 1999, provides for TransAct to sell to Ultimate, a subsidiary of the Company, and for Ultimate to purchase from TransAct, point-of-sale ("POS") printers at discounts from list prices comparable to discounts historically offered to Ultimate as a subsidiary under common ownership with TransAct. In consideration for these favorable price terms, the Printer Agreement requires Ultimate to purchase from TransAct at least three quarters of its total POS printer requirements. TransAct may, in its discretion, increase its list prices from time to time, and the prices offered to Ultimate will reflect the discount rate applied to such increased list prices. During the year ended December 31, 1996, Ultimate purchases from TransAct totalled $3,178,000 of POS printers.

      The Company and Magnetec, a wholly-owned subsidiary of TransAct, entered into an agreement regarding the transfer by Magnetec to the Company of substantially all of the assets used in connection with a line of business involving the manufacture, marketing and sale of ribbon for use in certain printers manufactured by TransAct (the "Tridex Ribbon Division"). Under the agreement, the Company became the owner of the Tridex Ribbon Division and employs the manufacturing and supervisory personnel required to conduct such business, and TransAct provides the Company with space within its Wallingford, Connecticut manufacturing facility and certain support services. In connection with the transfer of assets, which took place on September 28, 1996, the Company canceled intercompany indebtedness of TransAct to the Company in an amount equal to the book value of the Ribbon Business on the date of the transfer, approximately $197,000. As a monthly fee for the space and support services provided to the Company for the Tridex Ribbon Division, the Company pays TransAct an amount equal to the direct and indirect costs incurred by TransAct to provide the space and render such services, plus certain related costs. For the year ended December 31, 1996, the Company paid $67,000 to TransAct for the provision of such space and services.

                  THE BOARD OF DIRECTORS AND ITS COMMITTEES

      During 1996, the Board of Directors held eleven meetings. Each incumbent Director attended more than 75% of (a) the total number of meetings of the Board of Directors, and (b) the total number of meetings of all committees of the Board of Directors on which he served, except as noted below.

      The Board of Directors has an Audit Committee, which held three meetings during 1996. The Audit Committee is comprised of Messrs. Paul J. Dunphy, Graham
Y. Tanaka and C. Alan Peyser. The functions of the Audit Committee are to participate in the selection and review the findings of independent public accountants, review internal audit activities, consider accounting policies selected by management and review internal accounting controls and such other matters relating to the Company's financial and accounting practices as such Committee deems appropriate. Mr. Peyser did not attend one meeting of the Audit Committee.

    The Board of Directors has a Compensation and Stock Option Committee comprised of Messrs. Thomas R. Schwarz, Graham Y. Tanaka and C. Alan Peyser, which has the responsibility for approving the compensation arrangements for senior management of the Company. The Compensation and Stock Option Committee approves the adoption of any compensation plans in which Executive Officers and Directors of the Company are eligible to participate, as well as the granting of stock options or other benefits under such plans and under the Company's 1989 Plan. The Compensation and Stock Option Committee held seven meetings during 1996.

      The Board of Directors has a Nominating Committee comprised of Messrs. Graham Y. Tanaka, Paul J. Dunphy and Thomas R. Schwarz. The Nominating Committee has the responsibility for recommending to the Board of Directors nominees for election to the Board. The Nominating Committee will not consider nominees recommended by shareholders. The Nominating Committee held three meetings during 1996.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

              REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

      Pursuant to requirements under federal securities laws, the Compensation and Stock Option Committee of the Company is required to provide a report on the compensation and benefits provided to the Company's Executive Officers. The following report describes the function and composition of the Compensation and Stock Option Committee, sets forth the compensation policies and goals of the Company, and provides a description of how compensation for executive officers is determined.

The Compensation and Stock Option Committee

      There are three members of the Compensation and Stock Option Committee, all of whom are outside directors: Thomas R. Schwarz, Chairman, Graham Y. Tanaka and C. Alan Peyser. The Compensation and Stock Option Committee (a) establishes the general compensation policies of the Company; (b) approves the hiring and firing of all officers, subsidiary and division Presidents and all staff reporting directly to the Chief Executive Officer of the Company; and (c) approves the compensation plans and specific compensation levels for all Executive Officers, including subsidiary and division Presidents and all staff reporting directly to the Chief Executive Officer of the Company, except that the compensation of any employee director is determined by the full Board based on the recommendation of the Compensation and Stock Option Committee. The Compensation and Stock Option Committee also approves the issuance of all options to employees of the Company and its subsidiaries under the Company's 1989 Plan. The Compensation and Stock Option Committee met seven times during the year.

Compensation Policies and Goals

      The primary goals of the Company's compensation policies are to help retain, motivate and reward management of the Company and its subsidiaries, while, at the same time, aligning their interests closely with those of the Company and its shareholders. The Company seeks to attract and retain management by offering a competitive total compensation package. While the Company also believes it is important to the retention of its management that it provide benefits which accrue to the benefit of, and provide security to, its management over the long term, such as pension benefits, its financial results have to date limited its ability to do so. To align the interests of management more closely with those of the Company as a whole and reward individual initiative and effort, the Company seeks to promote performance-based compensation where contribution to the Company as a whole is rewarded. Through the use of performance-based plans that reward attainment of subsidiary, division or Company goals, the Company seeks to foster an attitude of teamwork. The Company also believes that the use of equity ownership is an important tool to ensure that the efforts of management are consistent with the objectives of its shareholders and through the use of stock options seeks to promote increased ownership by management of the Company.

      The Company and the Compensation and Stock Option Committee have tried to achieve the above goals utilizing publicly available information regarding competitive compensation. The Compensation and Stock Option Committee retains an independent consultant to ensure that compensation for the Company's management is competitive, meets the above-stated objectives and is consistent for all members of management of the Company and its subsidiaries.

Compensation Components

      At present, the compensation of the executive officers of the Company consists of a combination of salary, cash bonuses, stock options and participation in the Company's 401(k) plan, as well as the provision of medical and other personal benefits typically offered to corporate executives. Several of the executive officers of the Company's subsidiaries are parties to employment agreements entered into at the time of the Company's purchase of the subsidiaries. Several other executive officers are parties to agreements with the Company that provide for severance payments under certain circumstances. These agreements are described under "Employment Contracts, Termination of Employment and Change-In-Control Arrangements" for the officers listed in the Summary Compensation Table.

Salaries: At May 1, 1996, base salaries were fixed for the subsequent twelve months based on the Compensation and Stock Option Committee's assessment of competitive base salaries. For 1996, Seth M. Lukash, Chairman, President, Chief Executive Officer and Chief Operating Officer of the Company, earned an annual base salary of $270,000. Mr. Lukash's base salary will remain at $270,000 for 1997.

Cash Bonuses: The Company maintains an incentive compensation plan for all salaried employees of the Company and its subsidiaries, including key executives, which provides for the payment of cash bonuses. Under the plan, an incentive target, as well as individual goals and objectives, are fixed for each employee at the beginning of the year and bonuses are paid shortly after the end of the year. In order to earn any incentive compensation under the plan, certain financial goals, principally earnings before interest and taxes, must be met. The percentage of the incentive target to be paid varies based on the level of attainment of the financial goals; the incentive target range is from 50% to 164%. Other components of the award calculation include the individual incentive target, which ranges from 20% to 50% of base salary for key employees, and a rating of the participants performance versus individual objectives during the plan period.

For 1996, the goals for Mr. Lukash related principally to the attainment of a specific level of earnings before interest and taxes. His target bonus was 50% of base salary, which he achieved for 1996. For 1997, Mr. Lukash's target bonus remains 50% of his base salary.

For 1996, bonuses in varying amounts were paid to plan participants at the corporate headquarters and Ultimate. No bonuses were paid to employees at Cash Bases.

Stock Options: Under the Company's 1989 Long Term Incentive Plan, options are granted by the Compensation and Stock Option Committee. Under guidelines adopted by the Committee in 1995, eligible employees (certain classifications of salaried employees of the Company and its subsidiaries who have been determined by the Committee to qualify for an incentive of equity ownership) are granted an initial award on their date of hiring for a fixed number of shares depending on their level, which vests over five years. In each year following the initial award, eligible employees may be granted an annual award in varying amounts depending on their level and individual performance.

During 1996, a total of 48,000 options were granted to Executive Officers of the Company, of which Seth M. Lukash received options for 30,000 shares.

Other Benefit Plans: Executive Officers of the Company may participate in the nondiscriminatory Tridex Corporation 401(k) Retirement Plan. No decisions with respect to this plan are made by the Compensation and Stock Option Committee.

      The Committee strives to assure that the executive compensation serves the best interests of the shareholders and the Company.

                                    Compensation and Stock Option Committee

                                    Thomas R. Schwarz, Chairman
                                    Graham Y. Tanaka
                                    C. Alan Peyser

Summary Compensation Table

      The following table sets forth the compensation earned by the Company's Chief Executive Officer and the four most highly compensated Executive Officers whose compensation exceeded $100,000 for 1996 and for each of the prior two fiscal years.

                                                           Annual Compensation (1)            Long Term Compensation Awards
                                                     -----------------------------------    ---------------------------------
                                                     Fiscal                                    Stock         All Other
             Name and                                 Year         Salary      Bonus (2)    Options (3)   Compensation (4)
        Principal Position                            Ended          ($)          ($)           (#)             ($)
---------------------------------                   --------      --------      --------     -----------  ----------------
Seth M. Lukash                                      12/31/96      $270,000      $135,000       30,000
Chairman of the Board, President,                   12/31/95      $202,500      $      0       25,000      $     338
Chief Executive Officer and Chief                     4/1/95      $240,000      $ 85,750                   $   1,755 (5)
Operating Officer

Dennis J. Lewis                                     12/31/96      $144,000      $ 43,200            0      $ 221,720 (6)
President, Ultimate                                 12/31/95      $108,000      $ 43,200       10,000      $ 151,774 (6)
Technology Corporation                                4/1/95      $132,000      $ 38,135        6,500      $  88,427 (6)

Hugh T. Burnett                                     12/31/96      $133,518      $      0            0      $   8,739 (7)
Managing Director, Cash                             12/31/95      $ 97,267      $ 15,785       10,000      $   6,630 (7)
Bases GB Limited                                      4/1/95      $ 82,726      $ 14,400       12,500      $   5,791 (7)

Bart C. Shuldman (8)                                12/31/96      $175,096      $ 70,000       15,000      $   2,816
President, TransAct                                 12/31/95      $102,892      $ 16,000       10,000      $   1,658
Technologies Incorporated                             4/1/95      $132,043      $      0       15,000      $   1,977

Richard L. Cote (9)                                 12/31/96      $146,157      $ 35,000       20,000      $   42,262 (10)
Executive Vice President and                        12/31/95      $112,500      $  6,560       15,000      $   2,301
Chief Financial Officer,                              4/1/95      $137,500      $ 34,800                   $   2,184
TransAct Technologies Incorporated

----------

(1) Neither the Chief Executive Officer nor any of the other Executive Officers named in the table received perquisites or other personal benefits in an amount which exceeded 10% of their salary plus bonus during 1996.

(2) The bonus amounts are payable pursuant to the Company's discretionary incentive plan described more fully in the Report of the Compensation and Stock Option Committee of the Board of Directors.

(3)   All options were granted under the Company's 1989 Plan.

(4) Unless otherwise indicated, these amounts consist entirely of Company contributions under the Company's 401(k) Plan.

(5) Also includes $1,080 of cash bonus which was earned but not paid in fiscal 1993.

(6) For fiscal years presented, also includes $220,765, $151,317, and $87,932, earned by Mr. Lewis under an Employee Performance Compensation Agreement among Tridex, Ultimate, Mr. Lewis and others. See "Employment Contracts, Termination of Employment and Change-In-Control Arrangements."

(7)   Consists entirely of company contributions to private pension plan.

(8) In June 1996, Mr. Shuldman became the Chief Executive Officer and President of TransAct, a wholly-owned subsidiary of the Company until its initial public offering of 19.7% of its common stock on August 1996. TransAct remained a subsidiary of the Company until April 1, 1997.

(9) In June 1996, Mr. Cote became the Executive Vice President and Chief Financial Officer of TransAct.

(10) The amount listed under "All Other Compensation" includes $39,989 attributable to reimbursement of relocation expenses.

Option Grants in the Last Fiscal Year

                                                                                                 Potential Realizable Value at
                                                                                                 Assumed Annual Rate of Stock
                                                                                                 Price Appreciation for Option
                                     Individual Grants                                                     Term (1)
---------------------------------------------------------------------------------------------  -------------------------------------
                                             Percent of Total
                                              Options Granted    Exercise or
                               Options              to            Base Price     Expiration
          Name               Granted (2)     Employees in the     ($/share)         Date              5%               10%
                                              Transition Year
------------------------------------------------------------------------------------------------------------------------------------
Seth M. Lukash                  30,000              33.7%          $7.975          1/5/01         $    38,341       $   111,036
Bart C. Shuldman                15,000              16.9%          $ 7.25          1/5/06         $    68,392       $   173,319
Richard L. Cote                 20,000              22.5%          $ 7.25          1/5/06         $    91,190       $   231,093

----------
(1) The potential realizable value portion of the foregoing table illustrates the value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compared rates of appreciation on the Company's common stock shares over the term of the options. This hypothetical value is based entirely on assumed annual growth rates of 5% and 10% in the value of the Company's stock price over the term of the options granted in 1995. The assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only, and are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, non-transferability or vesting over various periods.

(2) All options were granted under the Company's 1989 Plan. In general, options granted under the 1989 Plan are at an exercise price equal to 100% of the fair market value of the common stock on the date of grant, expire ten years from the date of grant, and become exercisable at a rate of 20% per year on the first through fifth anniversaries of the date of grant. In connection with the pro rate distribution by the Company to its shareholders on March 31, 1997 of the 5,400,000 shares of common stock of TransAct owned by the Company, the Board of Directors of the Company accelerated the vesting and exercisability of all outstanding options, and all outstanding options were exercised prior to March 14, 1997, the record date for the distribution.

Aggregated Option Exercises in 1996 and Values at December 31, 1996

                                                                    Number of Unexercised             Value of Unexercised
                                                                          Options At                      In-the-Money
                                                                      December 31, 1996                    Options At
                                                                                                   December 31, 1996 ($) (1)
                               Shares
                               ------
                              Acquired             Value
                              --------             -----
          Name             On Exercise (#)    Realized ($)(1)   Exercisable    Unexercisable     Exercisable     Unexercisable
          ----             ---------------    ---------------   -----------    -------------     -----------     -------------
Seth M. Lukash                  30,000          $    256,875         34,500         70,500       $   177,988       $  392,513
Dennis J. Lewis                      0                     0         19,600         21,900       $    87,150       $  116,663
Hugh T. Burnett                      0                     0          7,000         15,500       $    43,750       $  100,000
Bart C. Shuldman                 4,000          $     23,000         19,000         42,000       $    81,063       $  230,625
Richard L. Cote                  1,500          $     10,313         20,500         48,000       $    85,313       $  263,750

----------

(1) The closing price for the Company's common stock as reported by the NASDAQ National Market System on December 31, 1996 was $12.875. The Value of Unexercised In-The-Money Options is calculated on the basis of the difference between the option price and $12.875 multiplied by the number of shares of common stock underlying the option.

Employment Contracts, Termination of Employment and Change-In-Control Arrangements.

      Under the terms of an Employment Agreement dated December 2, 1996 between Seth M. Lukash and the Company, Mr. Lukash serves as Chairman and Chief Executive Officer for a term of two years. Under the terms of the agreement, if Mr. Lukash's employment is terminated other than for cause or in connection with a change in control of the Company, Mr. Lukash shall be entitled to continue to receive his then current annual base salary, group insurance and other benefits for a period of two years and target bonus for the year of termination, payable in monthly installments. If Mr. Lukash's employment is terminated, other than for cause, within one year of a change in control of the Company, Mr. Lukash shall be entitled to receive his then current annual base salary and annual target bonus for a period of three years, payable in monthly installments, and continuation of all benefits. In addition, the Company shall cause immediate vesting of all options and rights under the Company's stock plans.

      Under the terms of an Employment Agreement dated February 21, 1997 between Dennis J. Lewis and Ultimate, if Mr. Lewis' employment is terminated, other than for cause, Mr. Lewis shall be entitled to receive, for twelve months following the date of termination, the salary and benefits which would otherwise have been payable to him. On March 10, 1997, Mr. Lewis and other employees who were shareholders of Ultimate prior to the acquisition (collectively the "Ultimate Officers") entered into a Stock Incentive Compensation Agreement (the "SIC Agreement") which terminated the Employee Performance Compensation Agreement entered into among the Ultimate Officers, Ultimate and the Company in January 1993, when the Company acquired Ultimate. Under the terms of the SIC Agreement, 100,000 shares of the Company's common stock were issued to the Ultimate Officers, of which 50,000 shares were pledged to Ultimate (the "Pledged Stock") pursuant to a pledge agreement, which expires upon the satisfaction of future service obligations. If the Ultimate Officers remain employed by Ultimate, the Pledged Stock will be released from the pledge in equal installments on January 2, 1998 and January 2, 1999. If the employment of any of the Ultimate Officers is terminated for cause or an Ultimate Officer voluntarily terminates his employment, prior to January 3, 1999, the Pledged Stock with respect to such Ultimate Officer not yet released shall become the property of Ultimate free and clear of any claims thereto by such Ultimate Officer.

Compensation of Directors

      During 1996, each outside Director of the Company received as compensation for services rendered and expenses incurred (a) $2,000 for each fiscal quarter served as Director, (b) $750 for each Board of Directors' meeting attended and
(c) $300 for each Board of Directors' Committee meeting attended. Directors receive $250 for each telephonic meeting, and Chairmen of Committees receive $600 for each committee meeting attended.

                           CORPORATE PERFORMANCE GRAPH

      The following graph reflects a comparison of the cumulative total return on the Company's common stock from March 28, 1992 through December 31, 1996 with the CRSP Total Return Index for the NASDAQ Stock Market (US), the NASDAQ Electronic Component Stocks and the NASDAQ Computer Manufacturer Stocks. The graph assumes that $100 was invested on March 28, 1992 in each of the Company's common stock, the CRSP Total Return Index for the NASDAQ Stock Market (US), the NASDAQ Electronic Component Stocks and the NASDAQ Computer Manufacturer Stocks, and that all dividends were reinvested. The Company has reviewed the indices used in this graph. Based on the lines of business conducted by companies included in the indices, the Company has determined that the companies included in the NASDAQ Computer Manufacturer Stocks are a more closely matched peer group for the Company than the companies included in the NASDAQ Electronic Component Stocks. The NASDAQ Electronic Component Stocks index has appeared in previous proxy statements, but based on the Company's lines of business, the Company does not intend to use it in future proxy statements.

              Comparison of Five Year Cumulative Total Return Among
                        Tridex Corporation Common Stock,
          the CRSP Total Return Index for the NASDAQ Stock Market (US),
                    the NASDAQ Computer Manufacturer Stocks
                   and the NASDAQ Electronic Component Stocks

                              [GRAPHIC OMITTED]

                                                         3/28/92        4/3/93      4/2/94        4/1/95      12/31/95      12/31/96
Tridex Corporation Common Stock                        $  100.00       $138.30      $119.15      $102.13       $119.15       $219.15
CRSP Total Return Index for the                           100.00        116.08       124.09       137.98        178.93        220.24
   NASDAQ Stock Market (US)
NASDAQ Computer Manufacturer Stocks                       100.00        113.98       110.67       132.16        197.49        265.19
NASDAQ Electronic Component Stocks                        100.00        164.76       199.79       261.59        346.39        597.98

                 ADOPTION OF NON-EMPLOYEE DIRECTORS' STOCK PLAN
                          AND LONG TERM INCENTIVE PLAN

      On March 25, 1997, the Board of Directors, subject to shareholder approval at the Annual Meeting, adopted the Tridex Corporation Non-Employee Directors' Stock Plan (the "Directors' Plan") and the Tridex Corporation 1997 Long Term Incentive Plan (the "Incentive Plan"). At April 4, 1997, the last sale price of the Company's common stock as reported on the National Market System was $3.1875.

                        SUMMARY OF THE INCENTIVE PLAN

Shares Subject to the Incentive Plan

     The Incentive Plan, provides for the grant of awards covering a maximum of 600,000 shares of common stock, subject to adjustment in the event of any merger, consolidation, recapitalization, stock dividend, stock split or other similar transaction.

Eligibility

     Employees of the Company and its subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company or its subsidiaries are eligible to be granted awards under the Incentive Plan. Only employees of the Company and its subsidiaries are eligible to be granted Incentive Stock Options (as defined herein). Directors of the Company who are not also employees are not eligible to participate in the Incentive Plan.

Administration

     The Incentive Plan will be administered by a committee (the "Committee") appointed by and who shall be members of the Board of Directors of the Company, consisting of not less than two Disinterested Persons (as defined in the Incentive Plan). The Committee shall have full authority to grant awards pursuant to the Incentive Plan.

Types of Awards

     Awards under the Incentive Plan may be granted in the form of (i) incentive stock options ("Options" or "Incentive Stock Options") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) non-qualified stock options ("Options" or "Non-Qualified Options"), (iii) shares of common stock subject to specified restrictions ("Restricted Shares"),
(iv)shares of deferred stock ("Deferred Stock"), (v) stock appreciation rights ("Rights") accompanying Options, (vi) limited stock appreciation rights ("Limited Rights") accompanying Options, (vii) stock purchase rights ("Stock Purchase Rights"), or (viii) other stock-based awards ("Stock Based Awards"). Except for Incentive Stock Options, there will be no limitation on the aggregate number of shares of common stock which can be granted pursuant to such awards to any one employee. Shares reserved for issuance, but never issued, such as shares covered by expired or terminated Options, generally will be available for subsequent awards.

Options

     Stock options will have terms determined by the Committee, but no Incentive Stock Option shall have a term exceeding ten years. Options will become exercisable in three equal annual installments as determined by the Committee, except that no Options may be exercised by directors or officers within six months of the date of grant. The Committee may accelerate the exercisability of any Option at any time. In addition, Options may be granted which become immediately exercisable upon a Change of Control (as defined herein) of the Company.

     The Option price will not be less than the Fair Market Value (as defined in the Incentive Plan), of common stock on the date of grant. An Option may be exercised in whole or in part by payment of the Option price in cash, note, or, subject to the approval of the Committee, by payment in already owned shares of common stock or, in the case of exercise of a Non-Qualified Stock Option, payment in full or in part may be made in Restricted Shares or Deferred Stock granted under the Incentive Plan. The Committee, in its sole discretion, may determine that, upon exercise of such Option, no shares of common stock will be delivered and the employee will be entitled only to the amount of cash equal to the

"appreciation value" (i.e., the aggregate Fair Market Value of shares subject to the Option less the aggregate exercise price of the Option).

     The Committee may, at any time, offer to purchase an Option for consideration consisting of cash, common stock, Restricted Shares or Deferred Stock. The Committee may require that all or a part of shares of common stock to be issued with respect to the spread value of an exercised Option shall be in the form of Restricted Shares or Deferred Stock, valued as of the date of exercise.

Rights and Limited Rights

     A Right may be awarded in connection with any Option granted under the Incentive Plan, either at the time of grant (in the case of an Incentive Stock Option or a Non-Qualified Stock Option) or subsequently (in the case of a Non-Qualified Option only). A Right will be subject, in general, to the same terms and conditions as the related Option. Upon exercise, the holder will be entitled to receive cash, shares of common stock or such combination thereof as the Committee may determine, in an amount equal to the appreciation value of the shares with respect to which the Right is exercised. No Right may be exercisable during the first six months following the date of the award unless the grant has been approved in accordance with Rule 16b-3, except in the event of death or disability of the holder.

     The Incentive Plan also authorizes the Committee to grant Limited Rights with respect to all or any portion of the shares of common stock covered by Options that become exercisable only in the event of a Change in Control of the Company. Limited Rights shall be paid solely in cash, and the Committee may specify that the amount paid may be based upon a Change in Control Price (as defined in the Incentive Plan).

     When Rights or Limited Rights are exercised, the Option to which they relate will cease to be exercisable to the extent of the number of shares with respect to which the Rights and Limited Rights are exercised, but will be deemed to have been exercised for purposes of determining the number of shares available for the grant of further awards under the Incentive Plan.

     Options, Rights and Limited Rights may not be transferred or assigned otherwise than by will or the laws of descent and distribution. However, if compliance of the Incentive Plan with Rule 16b-3 would not be adversely affected, Options, Rights and Limited Rights may be transferred for no consideration to members of the holder's immediate family, a trust for the benefit of members of the holder's immediate family or a partnership whose only partners are members of the holder's immediate family. If employment is terminated by reason of death any previously granted Options, Rights and Limited Rights (to the extent otherwise exercisable) may be exercised until the shorter of either one year after termination by reason of death or expiration of the term of the Option, Right or Limited Right (or as the Committee may determine). If employment is terminated by reason of disability or retirement, any previously granted Options, Rights or Limited Rights may be exercised (to the extent otherwise exercisable) until the shorter of ninety days after termination by reason of disability or retirement or until the expiration of the term of the Option, Right or Limited Right (or as the Committee may determine); provided, however, that if the holder dies within such ninety day period (or such other period as the Committee may determine), the Option, Right or Limited Right may be exercised, to the extent to which it was exercisable on the date of death, for the shorter of twelve months from the date of death or the expiration of the term of the Option, Right or Limited Right. In either case, the Option, Right or Limited Right is subject to earlier expiration by its terms. If employment is terminated, other than by reason of death, disability or retirement, an Option, Right or Limited Right shall terminate. Except in the case of involuntary termination without cause, the Option, Right or Limited Right shall be exercisable (to the extent otherwise exercisable) at any time within the shorter of ninety days after such termination or the balance of the term of the Option, Right or Limited Right.

Restricted Shares

     Awards of Restricted Shares may be alone or in addition to or in tandem with other awards granted under the Incentive Plan and/or cash awards made outside the Incentive Plan. A certificate for the number of Restricted Shares will be issued in the name of the employee, but the certificate will be held in custody by the Company for the employee's account. The shares of common stock evidenced by such certificate may not be sold, transferred, otherwise disposed of or pledged during the period in which the shares are restricted. The Committee shall determine the factors, including but not limited to the attainment of specified performance goals, upon which grants of Restricted Shares may be conditioned, and such factors and awards need not be the same with respect to each recipient. The purchase price for Restricted Shares shall be as determined by the Committee and may be zero. Awards of Restricted Shares must be accepted within sixty days of the date of grant (or such shorter period as the Committee may specify). Upon termination for any reason, the Committee may determine whether the Restricted Shares will vest or be forfeited. Upon expiration of all restrictions, the certificates evidencing such Restricted Shares shall be delivered by the Company to the holder.

Deferred Stock

     Deferred Stock may be awarded alone, in addition to or in tandem with other awards granted under the Incentive Plan and/or cash awards made outside the Incentive Plan. The same terms and conditions that apply to grants of Restricted Shares shall apply to grants of Deferred Stock. Subject to Committee approval, a holder may elect to further defer receipt of an award for a maximum of twelve months prior to completion of the deferral period.

Stock Purchase Rights

     The Committee has the authority to grant Stock Purchase Rights which may be used to purchase the common stock of the Company, including but not limited to Restricted Shares and Deferred Stock at either (i) Fair Market Value on the date of grant; (ii) fifty percent of Fair Market Value on the date of grant; (iii) book value on the date of grant; or (iv) par value. Stock Purchase Rights shall be exercisable as determined by the Committee, for a term not to exceed thirty days from the date of the grant, provided, however, that for persons subject to
Section 16(b) of the Exchange Act, Stock Purchase Rights shall be exercisable six months and one day after the date of grant for a period of ten trading days at a purchase price determined by the Committee.

Other Stock-Based Awards

     The Committee may, alone, in addition to or in tandem with Options, Rights, Restricted Shares, Deferred Stock or Stock Purchase Rights, grant other awards of stock or awards that are valued based upon the value of stock, including but not limited to performance shares, convertible preferred stock, convertible debentures or exchangeable securities. The Committee shall determine the recipients and timing, amount and payment provisions for these awards, subject to certain conditions. These awards may not be sold, assigned, transferred, pledged or otherwise encumbered. In the event of retirement, disability or death, the Committee may waive any and all remaining restrictions on such an award. Stock issued as a Stock-Based Award may be issued for no cash consideration. The price of common stock (including securities convertible into common stock) purchased pursuant to a Stock-Based Award shall be at least fifty percent of the Fair Market Value of the common stock on the date of grant.

Amendment or Termination

     The Board of Directors may amend, alter or terminate the Incentive Plan; provided, however, that any amendment that would increase the aggregate number of shares of common stock that may be issued, decrease the price of an Option to less than one hundred percent of Fair Market Value, change the pricing terms of Stock Purchase Rights, extend the maximum Option period or materially modify the requirements as to eligibility for participation will be subject to stockholder approval. No suspension, termination, modification or amendment of the Incentive Plan may, without the consent of a participant, adversely affect the participant's rights under an award previously granted.

Change in Control Provisions

     Under the Incentive Plan, the Committee has the discretion to provide that, upon the occurrence of certain events involving a Change in Control or a Potential Change in Control of the Company, outstanding Rights and Limited Rights which have been outstanding for at least six months and Options shall become fully vested and exercisable. Outstanding Restricted Shares, Deferred Stock, Stock Purchase Rights and other Stock-Based Awards shall vest in full. All outstanding Options, Rights, Restricted Shares, Deferred Stock, Stock Purchase Rights and other Stock-Based Awards shall be cashed out at the Change in Control Price, unless otherwise determined by the Committee. Such provisions of the Incentive Plan may have an anti-takeover effect.

     For purposes of the Incentive Plan, a Change in Control event includes (i) any person or group, with certain exceptions, acquiring the beneficial ownership of 20% or more of the voting securities of the Company, (ii) any purchase of common stock pursuant to a tender offer or exchange offer (other than one by the Company or its subsidiaries), (iii) approval by the Company's stockholders of a consolidation, a merger in which the Company does not survive, or the sale of all or substantially all of the Company's assets or (iv) a change in the composition of a majority of the Board over a two-year period unless the selection or nomination of each of the new members was approved by two-thirds of those remaining members of the Board who were members at the beginning of the two-year period. The Committee may also, in its discretion, waive any conditions for the lapse or termination of restrictions with respect to all or any of the Restricted Shares and upon the recipient's request, permit deferral of payment of Deferred Stock.

     For purposes of the Incentive Plan, a Potential Change in Control shall mean, (i) the approval by shareholders of an agreement which would result in the consummation of a Change in Control or (ii) any person or group, with certain exceptions, acquiring the beneficial ownership of 5% or more of the voting securities of the Company and the adoption by the Board of Directors of a resolution that a Potential Change in Control has occurred for purposes of the Incentive Plan. A Change in Control Price, for purposes of the Incentive Plan, shall mean the highest price per share paid or offered during the sixty day period preceding a Change in Control or Potential Change in Control.

Federal Income Tax Consequences

     There will be no federal income tax consequences to either the employee or the Company on the grant of a Non-Qualified Option. On the exercise of a Non-Qualified Option, the employee has taxable ordinary income equal to the excess of the Fair Market Value of the shares of common stock received on the exercise date (or the date on which any substantial risk of forfeiture lapses) over the option price of the shares. The Company will be entitled to a federal income tax deduction in an amount equal to such excess. Upon a subsequent sale or taxable exchange of shares acquired upon exercise of an Option, an employee will recognize long-term or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

     Grants of Incentive Stock Options under the Incentive Plan will have no immediate tax consequences to the Company or the employee. If the employee exercises an Incentive Stock Option and does not dispose of the acquired shares within two years after the grant of the Option or within one year after the date of the transfer of such shares to him (a "disqualifying disposition"), he will realize no compensation income, and any gain or loss that he realizes on his subsequent disposition of such shares will be treated as long-term capital gain or loss. For purposes of the alternative minimum tax, however, the amount by which the Fair Market Value of the acquired shares at the time of exercise exceeds the option price will be included in alternative minimum taxable income.

     If an employee makes a disqualifying disposition of shares acquired by the exercise of an Incentive Stock Option, he will be required to include in income, as compensation, the lesser of (i) the difference between the Option price and the Fair Market Value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses), and (ii) the amount of gain realized. In addition, depending upon the amount received as the result of such disposition, the employee may realize long-term or short-term capital gain or loss.

     The Company will be entitled to a deduction at the same time and in the same amount as the employee is in receipt of compensation income as a result of a disqualifying disposition. If there is no disqualifying disposition, no deduction will be available to the Company.

     In the event common stock is used to pay the Option price for an Option, gain or loss is not normally recognized in connection with such exchange (although the employee will have taxable ordinary income equal to the excess of the Fair Market Value of the common stock received on the exercise date (or the date on which any substantial risk of forfeiture lapses) over the option price of the common stock). To the extent that the number of shares of stock received on exercise does not exceed the number of shares surrendered, the employee's basis in these shares is equal to the basis of the stock surrendered and the employee's holding period therefor is the same holding period as for the stock surrendered. To the extent the employee receives an amount of shares in excess of the number of shares surrendered, the employee's basis in such additional shares is zero (plus any cash paid in connection with the exercise) and the holding period for such additional shares will begin from the date of such exchange.

     If the Company delivers cash or common stock to an employee in lieu of accepting payment from him upon his exercise either of an Incentive Stock Option or Non-Qualified Option, the employee will recognize ordinary income, and the Company will be entitled to a deduction in an amount equal to the cash paid and the fair market value as of the date of exercise of any shares delivered to him.

     There will be no federal income tax consequences to either the employee or the Company on the grant of a Right or Limited Right or during the period that the unexercised Right or Limited Right remains outstanding. On the exercise of a right or limited right, the amount that the employee is paid, whether in common stock or cash, is taxable to the employee as ordinary income and the Company is entitled to a corresponding deduction.

     Under the Code, an employee normally will not realize taxable income and the Company will not be entitled to a deduction upon the grant of Restricted Shares, until the shares are no longer subject to a substantial risk of forfeiture (as defined in the Code), at which time the employee will realize taxable ordinary income in an amount equal to the Fair Market Value for such number of shares of common stock at that time, and the Company will be entitled to a deduction in the same amount. However, an employee may make an election to recognize taxable ordinary income in the year the Restricted Shares is awarded in an amount equal to their Fair Market Value at the time of the award, determined without regard to the restrictions and, in that event, the Company will be entitled to a deduction in such year in the same amount.

     The termination of restrictions on Restricted Shares, or the exercise of any portion of an option or related right that is accelerated as a result of a change of control event, or the exercise of a Limited Right, may cause payments with respect to such Restricted Shares, accelerated Options, related Rights or related Limited Rights to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the employee to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Withholding Taxes

      The Company may deduct any Federal, state or local withholding taxes from shares or other payment due to the holder pursuant to the Incentive Plan.

      The following table illustrates the aggregate benefits to be received under the Directors' Plan and the Incentive Plan. Because of the spin-off of TransAct Technologies Incorporated, formerly an 80% subsidiary of Tridex, effective as of April 1, 1997, the executive officers who will receive benefits under the Incentive Plan are not the same executive officers listed in the Summary Compensation Table herein.

                       New Plan Benefits - Incentive Plan
                       ----------------------------------

Name                            Dollar Value ($) (1)     Number of Units (2)
----------------------------   ---------------------    ---------------------
Seth M. Lukash                         $  250,000              100,000
  Chairman, Chief Executive
  Officer, President and
  Chief Operating Officer

Dennis J. Lewis                        $  187,500               75,000
  President, Ultimate
  Technology Corporation

Hugh T. Burnett                        $        0                    0
  Managing Director, Cash
  Bases GB Limited

Gary German                            $  112,500               45,000
  Vice President - Sales and
  Marketing, Ultimate
  Technology Corporation

Paul Wolf                              $  112,500               45,000
  Vice President -
  Engineering, Ultimate
  Technology Corporation

All Executive Officers s a             $  750,000              300,000
  group

Non-executive Officers                 $1,150,000              460,000
  including all employees as
  a group

----------
(1) The dollar value reflects the amount which would have been allocated to each executive officer and non-executive officer had the Incentive Plan been in effect as of December 31, 1996, when the adjusted value of the Company's common stock was $2.50, the closing price of the Company's common stock on the Nasdaq National Market, less the closing price of the common stock of TransAct.

(2) The Company's Board of Directors approved grants under the Directors' Plan on March 25, 1997, subject to shareholder approval at the Annual Meeting.

                         SUMMARY OF THE DIRECTORS' PLAN

Administration

      The Directors' Plan shall be administered by an Administrator appointed by the Board of Directors of the Company.

Shares Subject to the Directors' Plan

      The Directors' Plan authorizes the issuance of up to a total of 100,000 shares of the Company's common stock to be available for the granting of options under the Directors' Plan. The number of shares of common stock authorized for issuance under the Directors' Plan is subject to adjustment by the Board in the event of any change in the number of shares of the Company's outstanding common stock resulting from stock splits, stock dividends, combinations or exchanges of shares or other similar capital adjustments. Shares of common stock covered by an option which is no longer exercisable with respect to such shares shall again be available for issuance under the Directors' Plan.

Eligibility

      Only non-employee directors of the Company are eligible for participation in the Directors' Plan. Should a non-employee director (i) fail to be re-elected to the Board, (ii) resign or (iii) become an employee of the Company, such director shall no longer be eligible to participate in the Directors' Plan. If a director fails to be re-elected, or otherwise ceases to be a director for reasons other than death or disability, all options not then currently exercisable shall terminate immediately, and any remaining options then exercisable may be exercised at any time within twenty-four months from the date of termination. Options shall terminate if not exercised before twenty-four months from the date of termination. If a director ceases to be a director of the Company by reason of death or disability, all options not then currently exercisable shall become immediately exercisable and may be exercised at any time within twenty-four months from the date of death or disability.

Types of Awards

      The Directors' Plan provides for options not qualifying as incentive options under Section 422 of the Internal Revenue Code ("Non-Qualified Options" or "Options"). Options to purchase 10,000 shares of the Company's common stock shall be granted to each non-employee director upon the Effective Date (as defined in the Directors' Plan) and to persons subsequently elected as non-employee directors on the date of their election and Options to purchase an additional 3,000 shares of the Company's common stock shall be granted yearly on the day of the Company's Annual Meeting of Shareholders. Options may only be exercised within 10 years of the date of the grant, and will become exercisable in three equal annual installments. Options may be exercised in whole or in part by written notice accompanied by payment in full, either in cash or in the common stock of the Company (or such notice shall fix a date no more than ten business days from the date of notice for payment in full). Options granted under the Directors' Plan may not be transferred or assigned other than by will or the laws of descent and distribution. However, if compliance of the Directors' Plan with Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act") would not be adversely affected, Options may be transferred for no consideration to members of the Option holder's immediate family, a trust for the benefit of members of the Option holder's immediate family, to a partnership whose only parties are members of the Option holder's immediate family. In the event of a Change in Control (as defined in the Directors' Plan), the Board may, as to all Options not then currently exercisable, provide by written notice that all unexercised Options must be exercised within thirty days of the date of such notice or they will be terminated.

Withholding Taxes

      The Company may deduct from shares due an Option holder upon exercise of an Option any federal state or local taxes of any kind required to be withheld with respect to the exercise of an Option.

Amendment or Termination

      The Board of Directors may terminate or amend the Director's Plan at any time but shall amend the Directors' Plan no more than once every six months other than to comply with changes in the Internal Revenue Code or the Employee Retirement Income Security Act. To the extent required by Rule 16b-3, any amendment which increases the aggregate number of shares of the Company's common stock authorized for issuance under the Directors' Plan materially increases benefits accruing to eligible persons under the Directors' Plan, or materially modifies requirements of eligibility under the Directors' Plan, shall be subject to shareholder approval.

Federal Income Tax Consequences

      Upon grant of the Option, the Option holder will recognize no income. Upon exercise of the Option (if the shares of common stock are not subject to substantial risk of forfeiture), the Option holder will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable. The Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the Option holder. On a disposition of the shares, the Option holder will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the Option holder held the shares.

      If the shares acquired upon exercise of an Option are subject to a substantial risk of forfeiture, the Option holder will recognize income at the time when the substantial risk of forfeiture is removed and the Company will qualify for a corresponding deduction at such time.

                       New Plan Benefits - Directors' Plan
                       -----------------------------------

Name                            Dollar Value ($) (1)      Number of Units (2)
---------------------------     --------------------      -------------------
Thomas R. Schwarz                      $ 25,000             10,000
  Non-Employee

Paul J. Dunphy                         $ 25,000             10,000
  Non-Employee

Graham Y. Tanaka                       $ 25,000             10,000
  Non-Employee

Alvin Lukash                           $ 25,000             10,000
  Director Emeritus

All Non-Employee Directors             $100,000             40,000
  as a Group

----------

(1) The dollar value reflects the amount which would have been allocated to each non-employee director had the Directors' Plan been in effect as of December 31, 1996, when the adjusted value of the Company's common stock was $2.50, the closing price of the Company's common stock on the Nasdaq National Market, less the closing price of the common stock of TransAct.

(2) The Company's Board of Directors approved grants under the Directors' Plan on March 25 1997, subject to shareholder approval at the Annual Meeting.

                   APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

      At the Annual Meeting, approval and ratification of the Board of Directors' selection of Price Waterhouse LLP as independent public accountants to perform the audit of the financial statements of the Company and its subsidiaries for the year ending December 31, 1997 will be considered. The Board of Directors recommends the approval of Price Waterhouse LLP. Proxies solicited by the Company will be voted "FOR" this approval unless shareholders specify a contrary choice in their proxies. Representatives of the firm of Price Waterhouse LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

                SECURITY HOLDER PROPOSALS FOR 1997 ANNUAL MEETING

      Shareholder proposals for inclusion in the 1998 Proxy Statement and form of proxy for the Annual Meeting of Shareholders to be held in 1998 must be received by the Secretary of the Company on or before January 14, 1998. If the date of the next Annual Meeting is subsequently advanced by more than thirty calendar days or delayed by more than ninety calendar days from the date such meeting is scheduled to be held under the Company's By-laws, the Company will inform shareholders of such change and the date by which proposals of shareholders must be received. It is suggested that such proposals be sent by Certified Mail-Return Receipt Requested.

                                  ANNUAL REPORT

      A COPY OF THE COMPANY'S SECURITIES AND EXCHANGE COMMISSION ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST. REQUESTS SHOULD BE ADDRESSED TO: TRIDEX CORPORATION, SHAREHOLDER RELATIONS DEPARTMENT, 61 WILTON ROAD, WESTPORT, CONNECTICUT 06880.

                                     GENERAL

       The accompanying proxy will be voted as specified thereon. Unless otherwise specified, proxies will be voted for the slate of Directors nominated by management as set forth in this Proxy Statement, and for each of the other matters to be presented to the shareholders at the Annual Meeting as set forth in this Proxy Statement. A majority of the votes cast is required for the approval of the proposals to be considered by the shareholders at the Annual Meeting. Abstentions are treated as present and entitled to vote and therefore have the effect of a vote against a matter. A broker non-vote on a matter is considered not entitled to vote on the matter and is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved.

       The Board of Directors is not aware of any matter which is to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter arise that requires a vote of the shareholders, the proxies confer upon the Proxy Committee the authority to vote in respect of any such other matter in accordance with the recommendation of management.

      The cost of preparing, assembling and mailing this proxy material will be borne by the Company. The Company may solicit proxies otherwise than by use of the mail, in that certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company will also request persons, firms and corporations holding shares in their names, or owned by others, to send this proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

      SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION IS APPRECIATED.

                                                                April 16, 1997

                                                                       Exhibit A

                               TRIDEX CORPORATION
                          1997 LONG TERM INCENTIVE PLAN

SECTION 1. Purpose.

      The purpose of Tridex Corporation's 1997 Long Term Incentive Plan (the "Plan") is to promote the interests of the Company and its subsidiaries, affiliates and shareholders by enabling Tridex Corporation (the "Company") to attract, retain and reward employees, officers and directors of the Company and its Subsidiaries and Affiliates, and strengthening the mutuality of interests between such employees, officers and directors and the Company's shareholders, by offering such employees, officers and directors performance-based stock incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

      Certain terms used herein are defined in Section 17 of the Plan.

SECTION 2. Stock Subject to the Plan.

      The maximum aggregate number of shares of Stock reserved and available for distribution under the Plan shall be 600,000 shares of Stock; provided, however, that at no time may the aggregate number of Incentive Stock Options issued hereunder exceed said maximum aggregate number of shares. Such shares may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reserved for issuance under the Company's 1989 Long Term Incentive Plan, as amended and restated (the "1989 Plan").

      Subject to Section 6(b)(iv) below, if any shares of Stock that have been optioned under the 1989 Plan, or the Plan cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates, without a payment being made to the participant in the form of Stock, such shares shall be available for distribution in connection with future awards under the Plan to the extent permitted under Rule 16b-3 of the Exchange Act of 1934 (the "Exchange Act"). Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future distribution under the Plan.

      In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, Stock split or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right associated with any Stock Option.

SECTION 3. Eligibility.

      Employees of the Company and its Subsidiaries and Affiliates (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan; provided, however, that only Employees of the Company and its Subsidiaries are eligible to be granted Incentive Stock Options under the Plan.

SECTION 4.  Administration.

      The Plan shall be administered by a Committee of not less than two (2) Disinterested Persons, who shall be appointed by and shall be members of the Board and who shall serve at the pleasure of the Board. If no Committee has been appointed to administer the Plan, the functions of the Committee specified in the Plan shall be exercised by the Board.

      The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Employees eligible under Section 3: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Limited Stock Appreciation Rights, (iv) Restricted Stock, (v) Deferred Stock, (vi) Stock Purchase Rights and/or (vii) Other Stock-Based Awards.

      In particular, the Committee shall have the authority:

      (i) to select the Employees of the Company and its Subsidiaries and Affiliates to whom Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards may from time to time be granted hereunder;

      (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible Employees;

      (iii) to determine the number of shares to be covered by each such award granted hereunder;

      (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award;

      (v) to determine whether and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under Sections 5(k) or (1), as applicable, instead of Stock;

      (vi) to determine whether, to what extent and under what circumstances grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis;

      (vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period); and

      (viii) to determine the terms and restrictions applicable to Stock Purchase Rights and the Stock purchased by exercising such Rights.

      The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interrupt the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

      All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

SECTION 5. Stock Options.

      Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Each Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

      Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options, and (ii) Non-Qualified Stock Options. The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights).

      Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

      a. Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock at the date of grant.

      b. Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted.

      c. Exercisability. Stock Options shall be exercisable in three (3) equal annual installments and subject to such terms and conditions as shall be determined by the Committee at or after grant and the Committee may accelerate the exercisability of an option at any time; provided, however, that, except as provided in Sections 5(f), 5(g) and 11, unless and otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the six-month anniversary date of the granting of the Option. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

      d. Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased.

      Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, payment in full or in part may be made in the form of Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee).

      If payment of the option exercise price of Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, such Restricted Stock or Deferred Stock (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award or Deferred Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

      No shares of Stock shall be issued until full payment therefor has been made. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Stock, and compliance with the applicable requirements, if any, of Section 14(a), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such Stock Option.

      The Committee, in its sole discretion, may elect, in lieu of accepting full payment from the Employee and delivering all or a portion of the shares of Stock for which a Stock Option has been exercised, to pay the Employee an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Option shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares of Stock, the number of shares to be paid shall be calculated on the basis of the average of the highest and lowest quoted selling price, regular way, of the Stock on NASDAQ as of the date the Stock Option is exercised. The Committee's election pursuant to this subparagraph shall be made by giving written notice of such election to the employee (or other person exercising the option).

      e. Non-Transferability of Options. No Stock Option shall be transferable by the optionee other than as provided below:

            (i) Incentive Stock Options: Any Stock Option issued pursuant to and intended to be an Incentive Stock Option under the Plan shall not be transferable by the optionee other than by will or the laws of descent and distribution.

            (ii) Non-Qualified Stock Options: Any Stock Option issued pursuant to the Plan which is not intended to qualify as an Incentive Stock Option, shall not be transferable by the optionee other than by will or the laws of descent and distribution; provided, however, that to the extent that transferability pursuant to the following provisions would not adversely affect the compliance of the Plan with Rule 16b-3, such Stock Option may also be transferred, for no consideration, by the optionee to the following transferees ("Transferee"):

            (A) a member of the optionee's immediate family. For this purpose, "immediate family" shall include only brothers and sisters (whether by the whole or half blood) spouse, parents, and natural or adopted children;

            (B) a trust for the benefit of members of the optionee's immediate family; or

            (C) a partnership whose only partners are members of the Optionee's immediate family if the Transferee shall agree to be subject to the same restrictions and conditions as relate to the optionee pursuant to the Plan.

      f. Termination by Death. Subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionees under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

      g. Termination by Reason of Disability. Subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of ninety (90) days (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, provided, however, that, if the optionee dies within such ninety (90) days period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months, from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercisable after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall be treated as a Non-Qualified Stock Option.

      h. Termination by Reason of Retirement. Subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of ninety (90) days (or such other period as Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such ninety-day period (or such other period as the Committee may specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter by treated as a Non-Qualified Stock Option.

      i. Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of ninety
(90) days or the balance of such Stock Option's term if the optionee is involuntarily terminated without Cause by the Company and any Subsidiary or Affiliate. For purposes of the Plan, "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

      j. Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422. Incentive Stock Options shall not be treated as "incentive stock options" to the extent that the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of Stock with respect to which Incentive Stock Options meeting the requirements of Section 422(b) of the Code are exercisable for the first time by any participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, and such excess shall be treated as a Non-Qualified Stock Option.

      To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

            (i) if (x) a participant's employment is terminated by reason of death, Disability or Normal or Early Retirement, and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Sections 5(f), (g) or (h) is greater than the portion of such option that is immediately exercisable as an "incentive stock option" during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

            (ii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

      k. Buyout Provisions. The Committee may at any time offer to purchase an Option previously granted for a payment in cash, Stock, Deferred Stock or Restricted Stock, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

      l. Settlement Provisions. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

SECTION 6. Stock Appreciation Rights.

      a. Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option. A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

      A Stock Appreciation Right may be exercised by an optionee, subject to
Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

      b. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

            (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted to an optionee subject to Section 16(b) of the Exchange Act subsequent to the grant of the related Stock Option shall not be exercisable during the first six (6) months of its term unless the grant has been approved in accordance with the approval requirements of Rule 16b-3(d)(1) or
(2), except that this special limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period. The exercise of Stock Appreciation Rights held by optionees who are subject to
Section 16(b) of the Exchange Act shall comply with Rule 16b-3 promulgated thereunder, to the extent applicable.

            (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares of Stock, the number of shares to be paid shall be calculated on the basis of the average of the highest and lowest quoted selling price, regular way, of the Stock on NASDAQ as of the date of exercise.

            (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under
Section 5(e) of the Plan.

            (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in
Section 2 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

            (v) In its sole discretion, the Committee may grant "Limited" Stock Appreciation Rights under this Section 6, i.e., Stock Appreciation Rights that become exercisable only in the event of a Change in Control and/or a Potential Change in Control, subject to such terms and conditions as the Committee may specify at grant. Such Limited Stock Appreciation Rights shall be settled solely in cash.

            (vi) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right or Limited Stock Appreciation Right shall be based on the Change of Control Price, subject to such terms and conditions on the Committee may specify at grant.

SECTION 7. Restricted Stock.

      a. Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within with such awards may be subject to forfeiture, and all other terms and conditions of the awards.

      The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

      The provisions of Restricted Stock awards need not be the same with respect to each recipient.

      b. Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

            (i) The purchase price for shares of Restricted Stock shall be equal to, less than or greater than their par value and may be zero.

            (ii) Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock award agreement and paying whatever price (if any) is required under Section 7(b)(i).

            (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

            (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

      c. Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

            (i) Subject to the provisions of the Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restricted Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restriction in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

            (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 14(e), in additional Restricted Stock to the extent shares are available under Section 2, or otherwise reinvested. Pursuant to Section 2 above, Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

            (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

            (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Periods, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

      d. Minimum Value Provision. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock award, subject to such performance, future service deferral and other terms and conditions as may be specified by the Committee.

SECTION 8.  Deferred Stock.

      a. Administration. Deferred Stock may be awarded either alone, in additions to or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 8(b).

      The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

      The provisions of Deferred Stock awards need not be the same with respect to each recipient.

      b. Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Section 8 shall be subject to the following terms and conditions:

            (i) Subject to the provisions of the Plan and the award agreement referred to in Section 8(b)(vi) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 8(b)(v), where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

            (ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

            (iii) Subject to the provision of the award agreement and this
Section 8, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

            (iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

            (v) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least twelve (12) months prior to completion of the Deferral Period for such Deferred Stock award (or such installment).

            (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

      c. Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Deferred Stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

SECTION 9.  Stock Purchase Rights.

      a. Awards and Administration. Subject to Section 2 above, the Committee may grant eligible participants Stock Purchase Rights which shall enable such participants to purchase Stock (including Deferred Stock and Restricted Stock):

            (i)   at its Fair Market Value on the date of grant;

            (ii) at fifty percent (50%) of such Fair Market Value on such date;

            (iii) at an amount equal to Book Value on such date; or

            (iv) at an amount equal to the par value of such Stock on such date.

      The Committee shall also impose such deferral, forfeiture and/or other terms and conditions as it shall determine, in its sole discretion, on such Stock Purchase Rights or the exercise thereof.

      The terms of Stock Purchase Rights awards need not be the same with respect to each participant.

      Each Stock Purchase Right award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights Agreement.

      b. Exercisability. Stock Purchase Rights shall generally be exercisable for such period after grant as is determined by the Committee not to exceed thirty (30) days. However, the Committee may provide, in its sole discretion, that the Stock Purchase Rights of persons potentially subject to Section 16(b) of the Exchange Act shall not become exercisable until six (6) months and one
(1) day after the grant date, and shall become exercisable for ten (10) trading days at the purchase price specified by the Committee in accordance with Section 9(a).

SECTION 10. Other Stock-Based Awards.

      a. Administration. Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Stock awards or options valued by reference to Book Value or Subsidiary performance, may be granted alone, in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock or Stock Purchase Rights granted under the Plan and/or cash awards made outside of the Plan.

      Subject to the provision of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Stock, or units in the case of Other Stock-Based Awards, to be awarded pursuant to such awards, and all other conditions of the awards. The Committee shall also have the authority to provide for the payment of any such award upon the completion of a specified performance period, in cash or Stock, or a combination of cash or Stock.

      The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

      b. Terms and Conditions. Other Stock-Based Awards made pursuant to this
Section 10 shall be subject to the following terms and conditions:

            (i) Subject to the provisions of this Plan and the award agreement referred to in Section 10(b)(v) below, shares subject to awards made under this
Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

            (ii) Subject to the provisions of the Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

            (iii) Any award under Section 10 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreements, as determined by the Committee, in its sole discretion.

            (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this
Section 10.

            (v) Each award under this Section 10 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

            (vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 10 may be issued for no cash consideration. Stock (including securities convertible into Stock) purchased pursuant to a purchase right awarded under this Section 10 shall be priced at least fifty percent (50%) of the Fair Market Value of the Stock on the date of grant.

SECTION 11. Change in Control Provisions.

      a. Impact of Event. In the event of:

            (1) a Change in Control; or

            (2) a Potential Change in Control, but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination); the following acceleration and valuation provisions shall apply:

                  (i) Any Stock Appreciation Rights (including, without limitation, any Limited Appreciation Rights) outstanding for at least six (6) months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

                  (ii) The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares shall be deemed fully vested.

                  (iii) The value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the Change in Control Price as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

      b. Definition of "Change in Control". For purposes of Section ll(a), a "Change in Control" means the happening of any of the following:

            (i) When any "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Section 13(d) and 14(d) thereof, other than Alvin Lukash, Leslie Lukash, Mildred Lukash, Seth Lukash, Laura Lukash Knee or Samuel Knee and their respective heirs (collectively, the "Lukash Group"), including a "group" as defined in Section 13(d) of the Exchange Act but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; or

            (ii) When, during any period of twenty-four (24) consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such twenty-four (24) month period shall be deemed to have satisfied such twenty-four (24) month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendations or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such twenty-four (24) month period) or by prior operations of this Section ll(b)(ii); or (iii) The occurrence of a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

      c. Definition of Potential Change in Control. For purposes of Section ll(a), a "Potential Change in Control" means the happening of any one of the following:

            (i) The approval by shareholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section ll(b); or

            (ii) The acquisition of beneficial ownership, directly or indirectly, by an entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee or such plan acting as such trustee), any member or members of the Lukash Group or the Lukash Group) or securities of the Company representing five percent (5%) or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for the purposes of the Plan.

      d. Change in Control Price. For purposes of this Section 11, "Change Control Price" means the highest price per share paid in any transaction reported on the NASDAQ, or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the sixty (60) day period immediately preceding the occurrence of the Change in Control period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights (or Limited Stock Appreciation Rights) or, where applicable, the date on which a cashout occurs under Section ll(a)(ii).

SECTION 12. Amendment and Termination.

      The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award theretofore granted, without the optionee's or participant's consent, or which, without the approval of the Company's shareholders, would:

      a. except as generally provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

      b. decrease the option price of any Stock Option to less than one hundred percent (100%) of the Fair Market Value on the date of grant, or change the pricing terms of Section 9(a);

      c. change the Employees eligible to participate in the Plan; or

      d. extend the maximum option period under Section 5(d) of the Plan.

      The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 2 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

      Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

SECTION 13. Unfunded Status of Plan.

      The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that, unless the Committee determines otherwise with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 14. General Provisions.

      a. The Committee may require each person purchasing shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

      All certificates for shares of Stock or other securities delivered under the Plan shall be subject to compliance with such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and shall further be subject to the approval of counsel for the Company with respect to such compliance. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      b. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

      c. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continue employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

      d. No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment or any kind otherwise due to the participant.

      e. The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 2 for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards).

      f. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Connecticut.

SECTION 15. Effective Date of Plan.

      The Plan shall be effective upon approval of the Plan by a majority of the votes cast by the holders of the Company's common stock at the next annual shareholder's meeting in 1997. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such shareholders.

SECTION 16. Term of Plan.

      No Stock Option, Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Stock Purchase Right or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of shareholder approval, but awards granted prior to such tenth anniversary may extend beyond that date.

SECTION 17. Definitions.

      For purposes of the Plan, the following terms shall be defined as set forth below:

      a. "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least twenty percent (20%) of the combined voting power of all classes of stock of such entity or at least twenty percent (20%) of the ownership interests in such entity.

      b. "Board" means the Board of Directors of the Company.

      c. "Book Value" means, as of any given date, on a per share basis, (i) the shareholders' equity in the Company as of the end of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by
(ii) the number of then outstanding shares of Stock as of such year-end date (as adjusted by the Committee for subsequent events).

      d. "Cause" shall have the meaning set forth in Section 5(i).

      e. "Change in Control" shall have the meaning set forth in Section ll(b).

      f. "Change in Control Price" shall have the meaning set forth in Section ll(d).

      g. "Code" means the Internal Revenue Code of 1986, as from time to time amended.

      h. "Commission" means the Securities and Exchange Commission.

      i. "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

      j. "Company" means Tridex Corporation, a Connecticut corporation.

      k. "Deferral Period" shall have the meaning set forth in Section 8(a).

      l. "Deferred Stock" means an award made pursuant to Section 8 below of the right to receive Stock at the end of a specified deferral period.

      m. "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

      n. "Elective Deferral Period" shall have the meaning set forth in Section 8(b)(v).

      o. "Employee" means any person, including officers and directors, employed by the Company or any Affiliate or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

      p. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      q. "Early Retirement" means retirement, with the express consent of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such entity.

      r. "Fair Market Value" means, as of any given date, unless otherwise determined by the Committee in good faith, the closing price of the Stock on NASDAQ or, if no such sale of Stock was made on NASDAQ on such date, the fair market value of the Stock as determined by the Committee in good faith.

      s. "Incentive Stock Option" means any Stock Option intended to qualify as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

      t. "Incumbent Directors" shall have the meaning set forth in Section ll(b)(ii).

      u. "Limited Stock Appreciation Right" shall have the meaning set forth in
Section 6(b)(v).

      v. "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(i) as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

      w. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      x. "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

      y. "Other Stock-Based Award" means an award under Section 10 below that is valued in whole or in part by reference to, or is otherwise based on, Stock.

      z. "Plan" means this Tridex Corporation 1997 Long Term Incentive Plan, as amended from time to time.

      aa. "Potential Change in Control" shall have the meaning set forth in Section ll(c).

      bb. "Restricted Period" shall have the meaning set forth in Section
7(c)(i).

      cc. "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7.

      dd. "Retirement" means Normal or Early Retirement.

      ee. "Stock" means the common stock, no par value, of the Company.

      ff. "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in
Section 6(b)(ii), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

      gg. "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5.

      hh. "Stock Purchase Right" means the right to purchase Stock pursuant to
Section 9.

      ii. "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Code.

      In Witness Whereof, the Company has caused this Plan to be executed by its duly authorized officer as of the 24th of March 1997.

                                          TRIDEX CORPORATION


                                          By: ____________________________

                                                                       Exhibit B

                               TRIDEX CORPORATION
                       NON-EMPLOYEE DIRECTORS' STOCK PLAN

      This Tridex Corporation Non-Employee Directors' Stock Plan (the "Plan") is adopted by Tridex Corporation (the "Company") for the purpose of advancing the interests of the Company by providing compensation and other incentives for the continued services of the Company's non-employee directors and by attracting and retaining able individuals to directorships with the Company.

      1. Definitions. For purposes of this Plan, the following terms shall have the meanings set forth below:

      "Administrator" means the person(s) appointed by the Board to administer the Plan as provided in Paragraph 2 hereof.

      "Annual Meeting" means the annual meeting of the Company's shareholders.

      "Board" means the Board of Directors of Tridex Corporation

      "Change of Control" means (i) approval by the Company's shareholders of a merger in which the Company does not survive as an independent, publicly owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all the Company's assets, or (ii) any acquisition of voting securities of the Company by any person or group (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), but excluding (a) the Company or any of its subsidiaries, (b) any person who was an officer or director of the Company on the day prior to the Effective Date, or (c) any savings, pension or other benefits plan for the benefit of employees of the Company or any of its subsidiaries, which theretofore did not beneficially own voting securities representing more than 30% of the voting power of all outstanding voting securities of the Company, if such acquisition results in such entity, person or group owning beneficially securities representing more than 30% of the voting power of all outstanding voting securities of the Company. As used herein, "voting power" means ordinary voting power for the election of directors of the Company.

      "Common Shares" means the Company's common stock, no par value.

      "Company" means Tridex Corporation, a Connecticut corporation.

      "Effective Date" means the date of the approval of the Plan by the Company's shareholders.

      "Grant Date" means the effective date of a grant of options pursuant to Paragraph 4(a) hereof.

      "Market Value" means the closing price of the Common Shares as reported by NASDAQ.

      "Participant" means a director who has met the requirements of eligibility and participation described in Paragraph 3 hereof.

      2. Administration. The Plan shall be administered by the Administrator. The Administrator may establish, subject to the provisions of the Plan, such rules and regulations as it deems necessary for the proper administration of the Plan, and make such determination and take such action in connection therewith or in relation to the Plan as it deems necessary or advisable, consistent with the Plan.

      3. Eligibility and Participation.

      (a) A non-employee director of the Company shall automatically become a Participant in the Plan as of the later of (i) the Effective Date, or (ii) the date of initial election to the Board. A director who is a regular employee of the Company is not eligible to participate in the Plan.

      (b) A Participant shall cease participation in the Plan as of the date the Participant (i) fails to be re-elected to the Board, (ii) resigns or otherwise vacates his position on the Board, or (iii) becomes a regular employee of the Company.

      4. Option Awards

      (a) Grant of Options. Each person who is a Participant on the Effective Date shall be awarded a non-qualified option to purchase 10,000 Common Shares effective as of the Effective Date, at a price equal to the Market Value of Common Shares on that date. Any person who becomes a Participant after the Effective Date shall be awarded non-qualified options to purchase 10,000 Common Shares effective as of the date of the Annual Meeting at which such election occurs, or if the Participant is first elected to the Board other than at an Annual Meeting, as of the date of such election, at a price equal to the Market Value of Common Shares on that date.

      Commencing in 1998, on the date of the Company's annual meeting, a Participant (other than a director who is first elected after June 30 of the prior year), shall be awarded non-qualified options to purchase 3,000 Common Shares, effective as of such date, at a price equal to the Market Value of Common Shares on that date.

      (b) Term and Exercisability. All options shall have a term of 10 years and shall vest in three equal annual installments commencing one year after the Grant Date. Notwithstanding the foregoing, all options shall become immediately exercisable upon a Change of Control of the Company. In the event of a Change of Control, the Board, or the board of directors of any corporation assuming the obligations of the Company hereunder may, as to outstanding options, upon written notice to the Participants, provide that all unexercised options must be exercised within thirty (30) days of the date of such notice or they will be terminated.

      (c) Method of Exercise. An option granted under the Plan may be exercised, in whole or in part, by submitting a written notice to the Board, signed by the Participant or such other person who may be entitled to exercise such option, and specifying the number of Common Shares as to which the option is being exercised. Such notice shall be accompanied by the payment of the full option price for such Common Shares, or shall fix a date (not more than ten business days from the date of such notice) for the payment of the full option price of the Common Shares being purchased. Payment shall be made in the form of cash, Common Shares (to the extent permitted by law), or both. A certificate or certificates for the Common Shares purchased shall be issued by the Company after the exercise of the option and full payment therefor.

      (d) Termination of Directorship. If a Participant fails to be re-elected to the Board, resigns or otherwise ceases to be a director of the Company for reasons other than death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code), all options granted under this Plan to such Participant which are not exercisable on such date shall immediately terminate, and any remaining options shall terminate if not exercised before twenty-four
(24) months following such termination, or at such earlier time as may be applicable under Paragraph 4(b) above.

      If a Participant ceases to be a director of the Company by reason of death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue
Code), all options granted under this Plan to such Participant which are not exercisable on such date shall become immediately exercisable, and may be exercised at any time before the expiration of twenty-four (24) months following the date of death or commencement of disability, or such earlier time as may be applicable under Paragraph 4(b) above.

      (e) Non-transferability. Each option and all rights thereunder shall be non-assignable and non-transferable by the Participant except, in the event of the Participant's death, by will or by the laws of descent and distribution; provided, however, that to the extent that transferability pursuant to the following provisions would not adversely affect the compliance of the Plan with Rule 16b-3, this option may also be transferred, for no consideration, by the Participant to the following transferees ("Transferee"):

      (A) a member of the Participant's immediate family. For this purpose, "immediate family" shall include only brothers and sisters (whether by the whole or half blood) spouse, parents, and natural or adopted children;

      (B) a trust for the benefit of members of the Participant's immediate family; or

      (C) a partnership whose only partners are members of the Participant's immediate family if the Transferee shall agree to be subject to the same restrictions and conditions as relate to the Participant pursuant to the Plan.

      In the event of the death of a Participant, the representative or representatives of the Participant's estate, or the person or persons who acquired (by bequest or inheritance) the rights to exercise the Participant's options in whole or in part, or in the event of transfer, the Transferee, may exercise the option prior to the expiration of the applicable exercise period, as specified in Paragraph 4(d) above.

      (f) No Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to any Common Shares subject to the option prior to the date of issuance of a certificate or certificates for such Common Shares.

      (g) Compliance with Securities Laws. Options granted and Common Shares issued by the Company upon exercise of options shall be granted and issued only in full compliance with all applicable securities laws, including laws, rules and regulations of the Securities and Exchange Commission and applicable state Blue Sky Laws. With respect thereto, the Board may impose such conditions on transfer, restrictions and limitations as it may deem necessary and appropriate to assure compliance with such applicable securities laws.

      5. Shares Subject to the Plan.

      (a) The Common Shares to be issued and delivered by the Company upon the exercise of options under the Plan may be either authorized but unissued shares or treasury shares of the Company.

      (b) The aggregate number of Common Shares of the Company which may be issued under the Plan shall not exceed 100,000 shares; subject, however, to the adjustment provided in Paragraph 6 in the event of stock splits, stock dividends, exchanges of shares or the like occurring after the effective date of this Plan.

      (c) Common Shares covered by an option which is no longer exercisable with respect to such shares shall again be available for issuance under this Plan.

      6. Share Adjustments. In the event there is any change in the Company's Common Shares resulting from stock splits, stock dividends, combinations or exchanges of shares, or other similar capital adjustments, equitable proportionate adjustments shall automatically be made without further action by the Board or Administrator in (i) the number of Common Shares available for award under this Plan, (ii) the number of Common Shares subject to options granted under this Plan, and (iii) the option price of options granted under this Plan.

      7. Amendment or Termination. The Board may terminate this Plan at any time, and may amend the Plan at any time or from time to time; provided, however, that the Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder; and further provided that any amendment that would increase the aggregate number of Common Shares that may be issued under the Plan, materially increase the benefits accruing to Participants under the Plan, or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the Company shareholders to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any other governing rules or regulations except that such increase or modification that may result from adjustments authorized by Paragraph 6 does not require such approval. If the Plan is terminated, any unexercised option shall continue to be exercisable in accordance with its terms.

      8. Company Responsibility. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Company.

      9. Implied Consent. Every Participant, by acceptance of an award under this Plan, shall be deemed to have consented to be bound, on his or her own behalf and on behalf of his or her heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan.

      10. Connecticut Law to Govern. This Plan shall be construed and administered in accordance with and governed by the laws of the State of Connecticut.

      IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer as of the 24th day of March, 1997.

                                          TRIDEX CORPORATION


                                          By:___________________________
                                          Title:________________________

                               TRIDEX CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD, MAY 14, 1997
                    This proxy is solicited on behalf of the
                    Board of Directors of Tridex Corporation

     The undersigned shareholder of Tridex Corporation, Westport, Connecticut, does hereby nominate, constitute and appoint Seth M. Lukash, Paul J. Dunphy and Thomas R. Schwarz, or any of them, with full power to act alone, my true and lawful attorney with full power of substitution, for me and in my name, place and stead to vote all of the Common Stock of Tridex Corporation standing in my name on its books on April 1, 1997, at the Annual Meeting of its shareholders to be held at The Inn at Longshore, Westport, Connecticut, on May 14, 1997 at 10:00 a.m., or at any adjournment thereof, with all powers the undersigned would posses if personnaly present as follows:

                         (To be signed on Reverse Side)

X Please mark your votes as in this example.

1. ELECTION OF DIRECTORS:     _____     _____
                              FOR       AGAINST

   Nominees:   Seth M. Lukash
               Paul J. Dunphy
/_/            Dennis J. Lewis
               Thomas R. Schwarz
               Graham Y. Tanaka

   For, except vote withheld from the following nominee(s):

   -------------------------------------------------------------

2. To consider and act upon a proposal to establish the 1997 Long Term
   Incentive Plan for employees, officers and employee directors of the Company.

3. To consider and act upon a proposal to establish the Non-employee Directors' Stock Plan.

4. APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS     ____      ____      ____
   A proposal to approve and ratify the           FOR       AGAINST   ABSTAIN
   selection of Price Waterhouse LLP as
   independent public accountants of
   Tridex Corporation for the fiscal year
   ending December 31, 1997.

5. In their discretion, Seth M. Lukash, Paul J. Dunphy and Thomas R. Schwarz, or any of them are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted for the undersigned as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1, 2, 3 and 4.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

SIGNATURES: DATE: SIGNATURES: DATE: -------------- ------ ------------- ------
Note: Please sign exactly as name appears on the mailing label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing on behalf of a corporation, please sign the full corporate name by president or other authorized officer. If signing on behalf of a partnership, please sign the partnership name by authorized person.